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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2000

                           AMERICAN REALTY TRUST, INC.
               (Exact name of registrant as specified in charter)

          Georgia                      1-9948                     54-0697989
(State of other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


10670 North Central Expressway
Suite 300
Dallas, Texas                                                        75231
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (214) 692-4700

          (Former name or former address; if changed since last report)



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ITEM 5. OTHER EVENTS.

     On June 14, 2000, the United States Attorney for the Southern District of New York charged 120 defendants with securities fraud and related charges. Included in the indictment were Gene Phillips and A. Cal Rossi of Basic Capital Management, Inc. ("BCM"). BCM is an advisor to and majority shareholder of the Company. Mr. Phillips and Mr. Rossi have each pled not guilty to all charges. The indictment and the press release issued in connection with the indictment are included as exhibits to this Form 8-K.

     There are no allegations in the indictment of wrongdoing on the part of the Company or BCM. No Series J Preferred Stock referenced in the indictment has ever been sold to any person.

     Subsequent to the indictment, the Board of Directors of the Company appointed a special committee of independent directors to conduct an inquiry into the matter. The special committee has engaged outside counsel to review the indictment on behalf of the special committee and to make a report to the special committee regarding the findings.

     On June 16, 2000, the Company received margin calls from numerous margin lenders with respect to its existing margin debt in the total amount of approximately $35 million, which is secured by the Company's equity investments in its affiliates, Income Opportunity Realty Investors, Inc. ("IORI"), Transcontinental Realty Investors, Inc. ("TCI"), and National Realty, L.P. Several margin lenders sold some of the securities owned by the Company to satisfy the margin calls. Approximately 1,243,407 shares of TCI were sold for approximately $6.6 million, reducing the Company's ownership in TCI from approximately 39.3% to approximately 24.8%. Approximately 62,273 shares of IORI were sold for approximately $200,000, reducing the Company's ownership in IORI from approximately 30.9% to approximately 26.8%. The Company has subsequently paid down approximately $15 million of its margin debt and entered into installment payment agreements with the remaining margin lenders with respect to full payment by the Company of the amounts owed pursuant to these margin calls. As of July 20, 2000, the Company's total margin debt has been reduced to approximately $11.8 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1 Indictment

     99.2 Press Release of United States Attorney for the Southern District of New York dated June 14, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AMERICAN REALTY TRUST, INC.



                                       By: /s/ Robert A. Waldman
                                           ---------------------
                                           Robert A. Waldman
                                           Secretary

July 26, 2000



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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

   99.1               Indictment

   99.2               Press Release of United States Attorney for the Southern District of New York dated
                      Jun 14, 2000